EXHIBIT 10(B)

                             PANNELL KERR FORSTER PC
                          Certified Public Accountants
                                75 Federal Street
                                Boston, MA 02110

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Pax World Balanced Fund, Inc.:

         We consent (i) to the incorporation by reference in Post-Effective Amendment No. 43 to Registration Statement No. 2-38679 of Pax World Balanced Fund, Inc. on Form N-1A of our reports for the fiscal years ended December 31, 1999 through 2002, inclusive, and (ii) we also consent to the reference to us
(A) under the headings "Financial Statements" in the Prospectus, and (B) under the heading "Investment Advisory and Other Services - Independent Accountants" in the Statement of Additional Information.


                                                    /s/  PANNELL KERR FORSTER PC


Boston, Massachusetts
April 30, 2004